Stock Option Plan - Summary of Weighted-Average Fair Value of Options Granted (Detail)	12 Months Ended
	Jan. 31, 2020 CAD ($) yr $ / shares	Jan. 31, 2019 CAD ($) yr $ / shares
Disclosure of weighted average fair value and main assumptions [abstract]
Weighted-average fair value at grant date | $	$ 13.56	$ 18.02
Share price | $ / shares	$ 47.69	$ 60.48
Risk-free interest rate	1.51%	2.20%
Expected life | yr	6.25	6.25
Expected volatility	28.51%	27.64%
Expected annual dividend per share	0.84%	0.60%